UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2026
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Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
2025 Highlights

During the year ended December 31, 2025, Blue Owl Real Estate Net Lease Trust (“the Company,” “ORENT,” “we,” or “us”) declared monthly distributions with average annualized distribution rates and total returns as follows:

	Class S	Class N	Class D	Class I
Annualized Distribution Rate (1)	5.85%	6.15%	6.55%	6.67%
Year-to-Date Total Return, without upfront selling commissions (2)	9.92%	10.26%	10.57%	10.89%
Year-to-Date Total Return, assuming maximum upfront selling commissions (2)	6.20%	8.10%	8.94%	N/A
Inception-to-Date Total Return, without upfront selling commissions (2)	7.75%	8.66%	8.05%	8.84%
Inception-to-Date Total Return, assuming maximum upfront selling commissions (2)	6.64%	7.78%	7.57%	N/A

(1)    The annualized distribution rate is calculated as the current month’s distribution annualized and divided by the prior month’s net asset value (“NAV”), which is inclusive of all fees and expenses. The Company believes the annualized distribution rate is a useful measure of overall investment performance of our shares.
(2)    Total return is calculated as the change in NAV per share during the respective periods plus any distributions per share declared in such periods and assumes any distributions are reinvested in the Company’s common shares in accordance with our distribution reinvestment plan. Total return for periods greater than one year are annualized. The Company believes total return is a useful measure of the overall investment performance of our shares.

As of December 31, 2025, the Company’s portfolio consisted of 3,889 properties with a weighted average lease term of 19 years and annual rental escalators of 2.2%. During the year ended December 31, 2025, the Company deployed over $5.4 billion at a weighted average cap rate of 8.1%* with average rental escalators of 2.3%*.

Distributions

The Company has declared gross distributions of $0.7000 per share per year, paid monthly, for Class S shares, Class D shares, and Class I shares from September 21, 2022 through December 31, 2025, and for Class N shares from June 25, 2024 through December 31, 2025. On January 23, 2026, the Company declared an increase to its gross distribution rate to $0.7500 per share per year for each class of its common shares for shareholders of record following the close of business on January 31, 2026.

* Cap rate and rental escalators relate only to our net lease equity deals.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: January 26, 2026